                                                                    Exhibit 4(a)


                                     REGENT
                                     ------
                              COMMUNICATIONS, INC.


              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE


      SERIES C CONVERTIBLE                                  SERIES C CONVERTIBLE
        PREFERRED STOCK                                       PREFERRED STOCK

THIS CERTIFICATE IS TRANSFERABLE IN                         SEE REVERSE SIDE FOR
        CINCINNATI, OHIO                                     CERTAIN DEFINITIONS


                                                                  CUSIP

THIS CERTIFIES THAT







IS THE RECORD HOLDER OF



   FULLY PAID AND NON-ASSESSABLE SHARES OF THE SERIES C CONVERTIBLE PREFERRED
                      STOCK, $0.01 PAR VALUE PER SHARE, OF

                          REGENT COMMUNICATIONS, INC.

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar. This Certificate and the shares represented hereby are issued and shall be held subject to all provisions of the Amended and Restated Certificate of Incorporation and the Amended and Restated By-Laws of the Corporation and all amendments thereto and restatements thereof now existing or hereafter duly made, copies of which shall be maintained on file with the Transfer Agent. The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such request may be made to the Corporation or the Transfer Agent.
     Witness the facsimile signatures of its duly authorized officers.

Dated:


/s/ WILLIAM L. STAKELIN                  /s/ TERRY S. JACOBS
-----------------------------            -------------------
William L. Stakelin                      Terry S. Jacobs
President, Chief Operating                       Chairman of the Board,
  Officer and Secretary                  Chief Executive Officer and Treasurer



COUNTERSIGNED AND REGISTERED:
          FIFTH THIRD BANK
                                     TRANSFER AGENT
                                      AND REGISTRAR

BY


                               AUTHORIZED SIGNATURE
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     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM = as tenants in common                    UNIF GIFT MIN ACT = ___________Custodian (until age _____)
     TEN ENT = as tenants by the entireties                                  (Cust)
     JT TEN  = as joint tenants with right of                              ___________under Uniform Gifts
               survivorship and not as tenants                               (Minor)
               in common                                                   to Minors Act _______________________
                                                                                               (State)
                       Additional abbreviations may also be used though not in the above list.

     For value received, _______________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
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|                                    |
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________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _____________________________________________
Attorney to transfer the said stock on the books of the within-named
Corporation with full power of substitution in the premises.

Dated _________________________

                                   X_____________________________________

                                   X_____________________________________
                                    THE SIGNATURE(S) TO THIS ASSIGNMENT MUST
                                    CORRESPOND WITH THE NAME(S) AS WRITTEN UPON
                           NOTICE: THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


Signature(s) Guaranteed


By____________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED
BY AN ELIGIBLE GUARANTOR INSTITUTION
(BANKS, STOCKBROKERS, SAVINGS AND LOAN
ASSOCIATIONS AND CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE
GUARANTEE MEDALLION PROGRAM), PURSUANT
TO S.E.C. RULE 17Ad-15.